Exhibit 10.1

STOCKHOLDER PROXY AND LOCKUP AGREEMENT

This Stockholder Proxy Agreement (this “Agreement”) is made as of [●], 2017, by and among WeCast Network, Inc., a Nevada corporation (the “Company”), Bruno Wu (the “Proxyholder”). and [●] (the “Stockholder”).

RECITALS

A.            Wecast Media Group Limited (“WMG”) will distribute [●] (the “Distribution”) [●] shares of Company common stock to the Stockholder;

B.            The Stockholder has agreed to enter into this Agreement as an inducement to and in consideration for the willingness of WMG to make the Distribution.

C.            The Company, the Proxyholder and the Stockholder desire to enter into this Agreement with respect to the voting and the transfer of the Shares.

D.            This Agreement, among other things, requires the Stockholder to vote all of the shares and all equity that the Stockholder owns or hereafter acquires or as to which the Stockholder otherwise exercises voting or dispositive authority, (together, all such shares referred to in this sentence and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of such shares, the “Shares”) in the manner set forth herein until the termination of this Agreement in accordance with Section 4 hereof.

E.            This Agreement is being entered into for good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed.

AGREEMENT

The parties agree as follows:

1.           Voting Arrangements. The Stockholder hereby agrees that the Proxyholder shall have the right to vote or consent as to all Shares, in the Proxyholder’s sole discretion, on all matters submitted to a vote of stockholders of the Company at a meeting of stockholders or through the solicitation of a written consent of stockholders, the term of the aforesaid proxy shall be the maximum period permitted by law until the Stockholder ceases to be the holder of the Shares.

2.           Irrevocable Proxy and Power of Attorney. To secure the Stockholder’s obligation to vote the Shares in accordance with this Agreement and to comply with the other terms hereof, the Stockholder hereby appoints the Proxyholder, as the Stockholder’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote or act by written consent with respect to all the Shares in accordance with the provisions set forth in this Agreement and to execute any applicable instruments, agreements and written consents consistent with this Agreement on behalf of the Stockholder. The Proxyholder shall, upon any exercise of the proxy granted hereby, provide the Stockholder with copies of all documents related to or executed in connection with such exercise by the Proxyholder. The proxy and power granted by the Stockholder pursuant to this Section 3 are coupled with an interest and are given to secure the performance of the Stockholder’s duties under this Agreement. The proxy and power will be irrevocable for the term hereof. For the avoidance of doubt, the Stockholder agrees, and agrees not to dispute, that the proxy granted hereunder is coupled with an interest and is enforceable against the Stockholder.

3.	Additional Representations, Covenants and Agreements.

3.1         Lock-Up Agreement. (a) In recognition of the benefit that the Distribution will confer upon the undersigned as a securityholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is one (1) year from the date of (1) the execution of this Agreement or (2) the date on which the Stockholder becomes the legal holder of the Shares, whichever is later (the “Lock-Up Period”), the undersigned will not (and will cause any spouse, domestic partner, lineal descendant, parent, stepparent, sibling, stepsibling, uncle, aunt, niece, nephew, first cousin, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin (“Immediate Family Member”) not to), without the prior written consent of the Company, which may withhold its consent in its sole discretion, directly or indirectly, (i) sell, offer to sell, contract to sell or lend, effect any short sale or establish or increase a Put Equivalent Position (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or liquidate or decrease any Call Equivalent Position (as defined in Rule 16a-1(b) under the Exchange Act), pledge, hypothecate or grant any security interest in, or in any other way transfer or dispose of, any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, in each case whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to the registration of any of the Lock-Up Securities, or the filing of any registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”), (iii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iv) publicly announce the intention to do any of the foregoing.

(b)          The Stockholder also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities.

(c)          The Stockholder confirms that the Stockholder has not, and has no knowledge that any Immediate Family member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. During the Lock-Up Period, the Stockholder will not, and will cause any Immediate Family member not to take, directly or indirectly, any such action.

(d)          The Stockholder represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

3.2        Transfers by Stockholder. During the Lock-Up Period, no Shares shall be transferred by the Stockholder until the pledgee, transferee or donee of such Shares (the “Transferee”) furnishes the Company with a written agreement to be bound by the terms of this Agreement (an “Assumption Agreement”), it being understood and agreed that the Company shall be entitled to issue stop

2

transfer instructions in respect of such Shares to preclude any transfer of Shares in contravention of the foregoing.

3.3         Legends. The Company shall cause each certificate representing the Shares to bear the following legend, in addition to any legends that may be required by state or federal securities laws or the terms of the Company’s Bylaws or any voting or other agreements that apply. This legend shall be removed after the Lock-Up Period ends:

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A STOCKHOLDER PROXY AGREEMENT THAT INCLUDES PROVISIONS POTENTIALLY RESTRICTING THE STOCKHOLDER’S RIGHT TO VOTE AN INTEREST IN THE SHARES EVIDENCED HEREBY, AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID COMPANY PREFERRED STOCKHOLDER PROXY AGREEMENT.

3.4          Stock Splits, Dividends, Etc. In the event of any issuance of shares of the Company’s voting securities hereafter to the Stockholder (including in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall automatically become subject to this Agreement and shall be endorsed with the legend set forth in Section 4.2.

3.5          Specific Enforcement. During the Lock-Up Period, it is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

3.6          Proxy holders Liability. In voting the Shares in accordance with Section 1, the Proxyholder shall not be liable for any error of judgment nor for any act done or omitted, nor for any mistake of fact or law nor for anything which the Proxyholder may do or refrain from doing in good faith, nor shall the Proxyholder have any accountability hereunder, except for his own willful misconduct.

4.            Termination. This Agreement shall continue in full force and effect from the date hereof through the date the Stockholder decide to sell Shares after the Lock-Up Period ends by a prior written notice to the Company and the Proxyholder.

5.           Miscellaneous.

5.1          Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Stockholder Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Stockholder Shares, as the case may be, for purposes of this Agreement.

5.2          Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the Company and the Stockholder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or the respective successors of the Company and the Stockholder any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This

3

Agreement may not be assigned without the written consent of the Company, the Proxyholder and the Stockholder.

5.3         Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any parly’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.4         Amendments and Waivers. Any term hereof may be amended or waived only with the written consent of the Company, the Proxyholder and the Stockholder.

5.5         Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person, (b) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by printed confirmation sheet verifying successful transmission of the facsimile, (c) one business day after deposit with an express overnight courier, with proof of delivery from the courier requested or (d) three business days after deposit in the mail by certified mail (return receipt requested).

5.6         Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

5.7         Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to conflict of law principles. In addition, each of the parties hereto (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery or other courts of the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery or other courts of the State of Delaware and (iv) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

5.8         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

4

5.9         Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.10       Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

[Signature Page Follows]

5

IN WITNESS WHEREOF, the parties hereto have executed this Stockholder Proxy Agreement as of the date first set forth above.

COMPANY:

WECAST NETWORK, INC.

Name:
Title:

PROXYHOLDER:

Name: Bruno Wu

STOCKHOLDER:

Name:
Title:

[Signature Page to Stockholder Proxy Agreement]